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                                                                Exhibit 99.(d.3)

                          ORGANIZED AND EXISTING UNDER
                          AND BY VIRTUE OF THE LAWS OF
                        THE COMMONWEALTH OF MASSACHUSETTS

            WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND 2

      NUMBER                                                               SHARES
      ------                                                               ------
 COMMON SHARE(S) OF       THIS CERTIFICATE IS TRANSFERABLE IN         CUSIP 95766R 10 4
BENEFICIAL INTEREST   CANTON, MA, JERSEY CITY, NJ, OR NEW YORK, NY       SEE REVERSE FOR
    NO PAR VALUE                                                     CERTAIN DEFINITIONS


                                        .


          This certifies that _____________________ is the owner of __________
fully paid and non-assessable common shares of beneficial interest of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of October 27, 2003, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.


Dated:
Countersigned and Registered:

   -------------------------
    EquiServe Trust Company, N.A.
    Transfer Agent and Registrar

BY:


-------------------------   -------------------------   ------------------------
 Authorized Signature        Treasurer                  President

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          The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

ABBREVIATION      EQUIVALENT                                       ABBREVIATION                EQUIVALENT
------------      ----------                                       ------------                ----------
JT TEN            As joint tenants, with rights of survivorship    TEN IN COM                  As tenants in common
                  and not as tenants in common                     TEN BY ENT                  As tenants by the entireties
                                                                   UNIF TRANSFERS MIN ACT      Uniform Transfers to Minors Act

ABBREVIATION      EQUIVALENT                                       ABBREVIATION                EQUIVALENT
------------      ----------                                       ------------                ----------
ADM               Administrator(s)                                 FDN                         Foundation
                  Administratrix                                   PL                          Public Law
AGMT              Agreement                                        TR                          (As) trustee(s) for, of
CUST              Custodian for                                    UA                          Under Agreement
EST               Estate, Of estate of                             UW                          Under will of, Of will of,
EX                Executor(s), Executrix                                                       Under last will & testament
FBO               For the benefit of

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto:
                            (I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________

________________________________________________________________________________
    Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

_______________________________________________________________ Common Shares of

Beneficial Interest represented by this Certificate, and do hereby irrevocably constitute and appoint ________________________________________________

Attorney, to transfer said shares on on the books of the Fund with full power of substitution in the premises.

Dated __________, _____

                                 Signature(s)-----------------------------------
Signature Guaranteed By                       (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
        `                                     this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
-------------------------------               owner, all must sign.)
(The signature(s) should be
guaranteed by an eligible
guarantor institution (banks,
stockbrokers, savings and loan
associations and credit unions
with membership in an approved
signature guarantee medallion
program), pursuant to
SEC Rule 17Ad-15.)

                                IMPORTANT NOTICE

          When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

          Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.